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                                 Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 17, 1995, included in Cornerstone Natural Gas, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP


Dallas, Texas
August 29, 1995